SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  November 16, 2004

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East, Suite 800
Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 16, 2004, First Regional Bancorp announced that it has given notice to all holders of its 6% convertible subordinated debentures due 2023 that First Regional is exercising its right to call all of the debentures, which redemption shall take place December 16, 2004.  The aggregate outstanding principal amount of the debentures is $14,940,000.  The redemption price will be 100% of the principal amount plus accrued interest to the redemption date.  The redemption notice is irrevocable.

The indenture governing the debentures grants First Regional this redemption right in the event that, for any thirty (30) consecutive trading day period, the average closing price (or, if no trades, the average of the closing bid and ask prices) is at least 140% of the conversion price then in effect.  As of November 15, 2004, the conversion price was $27.50 and, accordingly, 140% of the conversion price was $38.50.  As of November 15, 2004, the average closing price of the company’s common stock for the thirty (30) consecutive trading days ending on such date was greater than $38.50.

The holders of the debentures have the option to convert all or a portion of their debentures into shares of First Regional common stock at the conversion price of $27.50.  This option expires at the close of business on the redemption date, December 16, 2004.  Pursuant to Section 203 of the indenture governing the debentures, no payment or adjustment is to be made on conversion for accrued interest.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

99                                    Press Release of First Regional Bancorp, dated November 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2004

FIRST REGIONAL BANCORP

	By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

99                                   Press Release of First Regional Bancorp, dated November 16, 2004